LOANS AND NOTE PAYABLE	9 Months Ended
Sep. 30, 2022
Debt Disclosure [Abstract]
LOANS AND NOTE PAYABLE

9.	LOANS AND NOTE PAYABLE

Loans and notes payable consist of the following:

As of:	(Unaudited) September 30, 2022	December 31, 2021
Line of credit	$183,833	$-
Merchant loan	184,527	-
TruMed acquisition note payable (Note 1)	70,646	-
Loans and note payable, net	$439,006	$-

On August 8, 2022, the Company entered into a line of credit agreement (“line of credit”) for a maximum draw amount of $200,000 with Celtic Bank Corporation (“Celtic”). The Company has drawn an initial $200,000, which is subject to a draw fee of 3 percent, an interest rate of 1.93 percent per month, and will be repaid over 12 monthly installments. In connection with the Company entering into the line of credit agreement, Cory J. Rosenberg, the Company’s Chairman, Chief Executive Officer, and President, entered into a Guaranty, dated August 8, 2022, pursuant to which he guarantees to Celtic the performance of all of the Company’s obligations to Celtic. The carrying value of the line of credit was $183,833 as of September 30, 2022.

On August 8, 2022, the Company entered into a merchant loan agreement with WebBank (“merchant loan”), on behalf of Shopify Inc., for proceeds of $250,000 and a repayment amount of $282,500 (cost of borrowing of $32,500). The repayments will be made to Shopify Inc. at a rate of 12 percent of the Company’s daily sales amounts until the repayment amount has been fully settled. The carrying value of the merchant loan was $184,527 as of September 30, 2022.

The Company shall use the proceeds of the line of credit and the merchant loan agreement for the operation of its business, including working capital and general corporate purposes.